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                                                                   Exhibit 10.4b


                               SECOND AMENDMENT TO
                       STORAGE AND THROUGHPUT AGREEMENT(1)

         This Second Amendment, entered into as of the 10th day of January, 2001, and effective as of January 31, 2001, further amends that certain Storage and Throughput Agreement which was effective as of August 20, 1993, between Statia Terminals N.V., a corporation duly incorporated in the Netherlands Antilles (the "Terminal Company") with offices at St. Eustatius, Netherlands Antilles, and Bolanter Corporation N.V., a corporation duly incorporated in the Netherlands Antilles (the "User") with offices at Curacao, Netherlands Antilles (the "Original Agreement").

         WHEREAS, the Original Agreement was heretofore amended by the amendment entered into as of October 1999, and having an effective date of January 31, 2000 (the "First Amendment");

         WHEREAS, the Original Agreement as heretofore amended by the First Amendment is hereinafter referred to as the "Agreement";

         WHEREAS, the initial Term of the Agreement will expire at midnight on January 30, 2003; and

         WHEREAS, the parties desire to further extend the Agreement beyond the expiration of the initial Term and to amend certain provisions of the Agreement as set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto mutually agree as follows:

1. Amend Article I, Definitions, by deleting the number "[**]" and inserting in place thereof the number "[**]" in the definition of "EXCESS THROUGHPUT."

2. Amend Section 4.1 of the Agreement by deleting "January 30, 2003" and inserting "January 30, 2005" in place thereof.

3. Amend Section 5.3 of the Agreement by deleting the number "[**]" each place where it occurs and substituting the number "[**]" in place thereof.

4. Unless otherwise amended herein, all other terms and conditions of the Agreement and the Terminal Regulations, including any attachments thereto, shall remain in full force and effect.

5. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement or the Terminal Regulations, as appropriate.


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(1)  Asterisks indicate redacted language for which confidential treatment has been requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day first herein specified.

STATIA TERMINALS N.V.                       BOLANTER CORPORATION N.V.

By:      ____________________________        By:      _________________________
         Clarence W. Brown
         Director                            Name:    _________________________

                                             Title:   _________________________
By:     ____________________________
         Paul R. Crissman
         Director




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